Merger Agreement	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Merger Agreement
6.	Merger Agreement

On November 18, 2015, the Company entered into a definitive Merger Agreement with Celladon, in which the stockholders of the Company would become the majority owners of Celladon and the two companies would be combined (the “Merger”), with the Company becoming a wholly-owned subsidiary of Celladon and the surviving corporation of the Merger. The Merger was approved by Celladon’s shareholders at the shareholder meeting held on March 21, 2016, being the effective closing date of the transaction March 22, 2016 (see Note 14).

Also, on November 18, 2015, prior to the execution of the Merger Agreement, the Company entered into the Subscription Agreement (“The Private Placement”) with certain current stockholders and new investors in the Company pursuant to which the Company agreed to sell, and the purchasers listed therein agreed to purchase in the financing, an aggregate of 2,304,430 (before reverse stock split and exchange ratio 26,329,818) shares of the Company’s common stock at a purchase price of $17.1409 (before reverse stock split and exchange ratio $1.5002) per share prior to the closing of the Merger for an aggregate purchase price of $39.5 million, including the conversion of $6.0 million in outstanding convertible debt and warrants pursuant to the bridge loan discussed below (see Note 14).